BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

(the “Fund”)

Supplement dated March 28, 2017 to the Prospectus, Summary Prospectus and Statement of Additional Information of the Fund, each dated September 28, 2016

The Board of Directors of BlackRock Series, Inc. (the “Corporation”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) with respect to the Fund, a series of the Corporation, providing for the in-kind liquidation of BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC, into the Fund, followed by the reorganization of the Fund with BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock FundsSM (the “Reorganization”). The Reorganization is subject to approval by the Fund’s shareholders.

The Acquiring Fund has a substantially similar investment objective and substantially similar principal investment strategies, although there are certain differences. The Agreement and Plan provides that, if the Reorganization takes place, Fund shareholders will receive shares of the Acquiring Fund with the same class designation and an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund and a special meeting of interestholders of the Master Portfolio to consider the Agreement and Plan are expected to be held on June 23, 2017. The record date for the meetings is April 26, 2017. If approved by shareholders of the Fund, the Reorganization is expected to occur during the third quarter of 2017.

Until the Reorganization is completed, the Fund will continue sales and redemptions of its shares as described in the Prospectus. However, holders of shares purchased after the record date will not be entitled to vote those shares at the special meeting.

Shareholders should retain this Supplement for future reference.

PR2SAI-SCGII-0317SUP